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           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549



                        FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):      May 28, 1998


               Union Pacific Corporation
     (Exact Name of Registrant as Specified in its Charter)


            Utah                      1-6075        13-2626465
     (State or Other Jurisdiction  (Commission         (I.R.S. Employer
              of Incorporation)     File Number)  Identification No.)


       1717 Main Street, Suite 5900, Dallas, Texas           75201
      (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number, including area code:    (214) 743-5600


                          N/A
     Former Name or Former Address, if Changed Since Last Report

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Item 5.   Other Events.

          Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on May 28, 1998 announcing Union Pacific Corporation's expectation of a loss from continuing operations in the second quarter of 1998, which is incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

               99        Press Release dated May 28, 1998 announcing
                              Union Pacific Corporation's expectation of a loss from continuing operations in the second quarter of 1998.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 28, 1998


                                        UNION PACIFIC CORPORATION


                                        By: /s/ Carl W. von Bernuth
                                            -----------------------
                                             Carl W. von Bernuth
                                             Senior Vice President,
                                                  General Counsel and
                                                  Secretary

       INDEX

                              EXHIBIT INDEX

       Exhibit Description

       99      Press Release dated May 28, 1998 announcing Union
               Pacific Corporation's expectation of a loss from continuing operations in the second quarter of 1998.